Re:     Subscription Agreement and Underlying Promissory Note

To Whom It May Concern:

        This letter is being executed to 1.) memorialize the undersigends' monies due and owing pursuant to the Secure Installment Promissory Note executed by Thomas G. Vinton on July 21, 1998 whereby Thomas G. Vinton agreed to deliver five hundred thousand dollars ($500,000) in four equal installments of one hundred twenty five thousand dollars ($125,000.00) each.

        AquaClara Bottling and Distribution Inc. acknowledges that Thomas G. Vinton has delivered one hundred twenty-five thousand dollars ($125,000.00). Tom Vinton acknowledges that in exchange for the one hundred twenty-five thousand dollars ($125,000.00) delivered to AquaClara that one hundred twenty five thousand (125,000) shares of AquaClara common stock have been issued and delivered to him as a private purchaser.

        Thomas G. Vinton acknowledges that by delivery of said one hundred twenty-five thousand (125,000) shares of AquaClara common stock all obligations pursuant to the Subscription Agreement have been fully satisfied. Thomas G. Vinton claim no further right to additional shares of AquaClara common stock and AquaClara, by cancellation of the secured installment promissory note, relinquishes all right or claim to additional monies owed by Thomas G. Vinton.

        AquaClara Bottling and Distribution, Inc. and Thomas G. Vinton hereby cancel all future obligations pursuant to the Subscription Agreement and Secured Installment Promissory note dated July 21, 1998.

Dated:
                                      AquaClara Bottling and Distribution, Inc.
                                                  By: John S. McAvoy, President

Dated:
                                                  Thomas G. Vinton



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Re:     Subscription Agreement and Underlying Promissory Note

To Whom It May Concern:

        This letter is being executed to 1.) memorialize the undersigneds' agreements and 2.) to formally notify the SEC regarding these agreements.

        By this document, AquaClara relinquishes all right or claim to any future monies due and owing pursuant to the Secure Installment Promissory Note executed by Dennis J. Zweig on July 21, 1998 whereby Dennis J. Zweig agreed to deliver five hundred thousand dollars ($500,000.00) in four equal installments of one hundred twenty-five thousand dollars ($125,000.00) each.

        AquaClara Bottling and Distribution, Inc. acknowledges that Dennis J. Zweig has delivered one hundred twenty-five thousand dollars ($125,000.00). Dennis J. Zweig acknowledges that in exchange for the one hundred twenty-five thousand dollars ($125,000.00) delivered to AquaClara, that one hundred twenty five thousand (125,000) shares of AquaClara common stock have been issued and delivered to him as a private purchase.

        Dennis J. Zweig acknowledges that by delivery of said one hundred twenty-five thousand (125,000) shares of AquaClara common stock all obligations pursuant to the Subscription Agreement have been fully satisfied. Dennis J. Zweig claim no further right to additional shares of AquaClara common stock and AquaClara, by cancellation of the secured installment promissory note relinquishes all right or claim to additional monies owed by Dennis J. Zweig.

        AquaClara Bottling and Distribution, Inc. and Dennis J. Zweig hereby cancel all future obligations pursuant to the Subscription Agreement and Secured Installment Promissory note dated July 21, 1998.

Dated:
                                     AquaClara Bottling and Distribution, Inc.
                                          By: John S. McAvoy, President

Dated:
                                                     Dennis J. Zweig


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